GREENWICH STREET SERIES FUND (the "Trust") on behalf of the
Emerging Growth Portfolio

Supplement dated February 7, 2000 to the
Prospectus dated April 30, 1999

The following information supplements certain information contained in the Prospectus and Statement of Additional
Information of Greenwich Street Series Fund.

On January 31, 2000, the Board of Trustees of Greenwich Street
Series Fund approved the following with respect to the Emerging
Growth Portfolio (the "Portfolio"):

1. The termination of Van Kampen Asset Management ("VKAM") as investment adviser to the Portfolio. VKAM will be replaced with SSB Citi Asset Management LLC ("SSB Citi") commencing on February 10, 2000. SSB Citi will render investment advisory services to the Portfolio on an interim basis pending approval by a majority vote of shareholders of the Portfolio as defined in the Investment Company Act of 1940, as amended. The interim investment advisory agreement between the Portfolio and SSB Citi is substantively identical to the agreement with VKAM. SSB Citi employs a "bottom-up" stock fundamental analysis process which may emphasize companies with some or all of the following qualities: (i) new technologies, products or services; (ii) new cost reducing measures; (iii) positive earnings; and
(iv) changes in management. The interim agreement by its terms may be effective until the earlier of 150 days or until the Portfolio's shareholders have considered and ratified or rejected the new investment advisory agreement.

2. The submission to shareholders of a new investment advisory agreement with SSB Citi. The new agreement will have terms and conditions substantively identical to the current and interim agreements; and if approved by a majority vote of the Portfolio's shareholders, the new agreement will take effect upon termination of the interim agreement.

Richard Freeman, investment officer of SSB Citi and managing director of Salomon Smith Barney Inc., will be responsible for the day-to-day management of the Portfolio. Mr. Freeman has 16 years of experience with SSB Citi or its predecessors. SSB Citi, located at 388 Greenwich Street, New York, New York, currently manages approximately $124 billion in assets, including assets of seven other portfolios of the Trust.



FD 0 1807